Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned beneficial owners of shares of flyExclusive, Inc. (“flyExclusive”) hereby agree to file with the Securities and Exchange Commission joint Schedules 13D and any amendments thereto with respect to the flyExclusive securities owned by them, and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

[Signature Page Follows]

Dated: January 8, 2024	Gregg S. Hymowitz

	By:	/s/ Gregg S. Hymowitz
Name: Gregg S. Hymowitz

Dated: January 8, 2024	EG Sponsor LLC

	By:	/s/ Gregg S. Hymowitz
Name: Gregg S. Hymowitz
Title: Authorized Signatory

Dated: January 8, 2024	EnTrust Global Management GP LLC

	By:	/s/ Gregg S. Hymowitz
Name: Gregg S. Hymowitz
Title: Authorized Signatory

Dated: January 8, 2024	GH ONSHORE GP LLC

	By:	/s/ Gregg S. Hymowitz
Name: Gregg S. Hymowitz
Title: Authorized Signatory

Dated: January 8, 2024	EnTrust Emerald (Cayman) LP
By: EnTrust Global Partners LLC, as general partner

	By:	/s/ Gregg S. Hymowitz
Name: Gregg S. Hymowitz
Title: Authorized Signatory

Dated: January 8, 2024	ETG Omni LLC
By: EnTrust Global Partners LLC, as manager

	By:	/s/ Gregg S. Hymowitz
Name: Gregg S. Hymowitz
Title: Authorized Signatory

Dated: January 8, 2024	EnTrust Global Partners LLC

	By:	/s/ Gregg S. Hymowitz
Name: Gregg S. Hymowitz
Title: Authorized Signatory